UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2015

WESTERN ASSET

GLOBAL HIGH INCOME

FUND INC. (EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Income Fund Inc. for the twelve-month reporting period ended May 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

II	Western Asset Global High Income Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded moderately during the twelve months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that second quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.6%, the economy gained momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.7 in June 2014, the PMI generally rose over the next two months, reaching a high of 58.1 in August, its best reading since April 2011. Manufacturing activity then decelerated over much of the last eight months of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 6.1%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.5% in May 2015, close to its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17, 2015,

Western Asset Global High Income Fund Inc.	III

Investment commentary (cont’d)

after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 26, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Western Asset Global High Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is high current income and its secondary objective is total return. Under normal market conditions, the Fund invests in a global portfolio of securities consisting of below investment grade fixed-income securities, emerging market fixed-income securities and investment grade fixed-income securities. We have broad discretion to allocate the Fund’s assets among the following segments of the global market for below investment and investment grade fixed income securities: corporate bonds, loans, preferred stock, mortgage- and asset-backed securities and sovereign debt, and derivative instruments of the foregoing securities. The Fund may use a variety of derivative instruments, such as options, futures contracts, swap agreements and credit default swaps, as part of its investment strategies or for hedging or risk management purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Chia-Liang (CL) Lian, Ryan K. Brist and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) were volatile at times and produced mixed results versus equal-durationi Treasuries over the twelve months ended May 31, 2015. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii and other central banks, and several geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended May 31, 2015. Two-year Treasury yields rose from 0.37% at the beginning of the period to 0.61% at the end of the period. Their peak of 0.73% occurred toward the end of December 2014, and again on March 6, 2015, and they were as low as 0.34% on October 15, 2014. Ten-year Treasury yields were 2.48% at the beginning of the period and ended the period at 2.12%. Their peak of 2.66% occurred on June 17, 2014 and they reached a low of 1.68% at the end of January and early February 2015.

The Barclays U.S. Aggregate Indexiii returned 3.03% for the twelve months ended May 31, 2015. Investment grade corporate bonds posted positive results, with the Barclay U.S. Credit Indexiv returning 2.77%. Comparatively, riskier fixed-income securities produced weaker returns. Over the fiscal year, the Barclays U.S. High Yield — 2% Issuer Cap Index (the “Index”)v gained 1.96%. During this period, as measured by the Index, lower-quality CCC-rated bonds underperformed higher-quality BB-rated securities, returning -1.39% and

Western Asset Global High Income Fund Inc. 2015 Annual Report	1

Fund overview (cont’d)

4.17%, respectively. Elsewhere, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”),vi returned 0.72% for the twelve months ended May 31, 2015. At the same time, corporations domiciled in emerging market countries, as measured by the Barclays Emerging Market U.S. Dollar Corporate Index,vii returned -0.44%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We modestly increased the Fund’s allocations to high-yield corporate bonds (to 53% of the Fund) and emerging market debt (to 32%), while slightly reducing its exposure to investment grade corporate bonds (to 13%). In terms of sector positioning, we increased the Fund’s allocations to the Financials and Energy sectors. We remained positive on Financials during the reporting period and modestly increased the Fund’s overweight position. Financials continued to post consistent fundamental results, along with increased capital ratios. In addition, they are still constrained by regulators from returning excessive amounts of capital to shareholders — a positive for fixed-income investors. While we entered the third and fourth quarters of 2014 with what proved to be too much lower-quality Energy exposure, we did add more B-rated and BB-rated Energy securities. Within the Energy sector, we added both senior secured and unsecured positions, as management teams looked to improve their liquidity position and cut their capital expenditure budgets. With these purchases, we feel we added both income for shareholders and an opportunity for longer-term capital appreciation.

From a credit quality perspective, we reduced the Fund’s underperforming overweight exposure to CCC-rated securities and reduced our underweight allocation to BB-rated securities. These ratings adjustments were made to reduce the Fund’s overall risk exposure.

We continued to emphasize credit risk over interest rate risk. However, we increased the duration of the portfolio during the reporting period, as it became apparent that low developed market sovereign yields were making U.S. government bonds appear relatively attractive. The Fund ended the reporting period with a net effective duration of 4.6 years. This was roughly two years shorter than the Barclays U.S. Credit Index, one year shorter than the EMBI Global and 0.5 year longer than the Barclays U.S. High Yield — 2% Issuer Cap Index.

The Fund employed U.S. Treasury futures to reduce the duration of the Fund. Overall, the use of these instruments detracted from the Fund’s performance. However, U.S. Treasury futures have recently been beneficial for results as interest rates have moved higher in recent months. High-yield index swaps (CDX), which were used to manage our high-yield exposure, were a small positive for performance. We ended the period with no CDX positions. Finally, currency forwards were used to hedge the Fund’s euro-denominated bonds back to U.S. dollars. These currency hedges contributed significantly to results. The U.S. dollar strengthened versus the euro during the reporting period and we anticipated that the European Central Bankviii would embark on U.S.-inspired quantitative easing program. Overall, the use of derivative instruments were additive to the Fund’s performance during the reporting period.

2	Western Asset Global High Income Fund Inc. 2015 Annual Report

The use of leverage was tactically managed during the reporting period. We began the reporting period with leverage at roughly 22% of the gross assets of the Fund. This was increased to approximately 24% of the gross assets of the Fund by the end of the period. Overall, the use of leverage was positive for performance during the twelve months ended May 31, 2015, as the Fund posted a positive total return before fees and expenses.

Performance review

For the twelve months ended May 31, 2015, Western Asset Global High Income Fund Inc. returned -0.66% based on its net asset value (“NAV”)ix and -6.76% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 3.03%, 1.96% and 0.72%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned 1.50% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.16 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2015
Price Per Share	12-Month Total Return**
$12.33 (NAV)	-0.66	%†
$10.91 (Market Price)	-6.76	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund’s overall allocation to investment grade corporate bonds was beneficial to absolute results during the reporting period. In particular, our exposures to JPMorgan Chase & Co., Goldman Sachs Group and Verizon Communications, Inc. were additive for results. JPMorgan Chase & Co. and Goldman Sachs Group performed well as investor sentiment was generally positive due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. Verizon Communications also benefited from improving fundamentals.

A number of the Fund’s high-yield corporate bonds were positive for results during the reporting period. Examples of holdings that contributed to performance were Physiotherapy Associates Holdings and First Data Corp. Physiotherapy Associates Holdings is a national provider of outpatient

*	For the tax character of distributions paid during the fiscal year ended May 31, 2015, please refer to page 57 of this report.

Western Asset Global High Income Fund Inc. 2015 Annual Report	3

Fund overview (cont’d)

rehabilitation and orthotics and prosthetics services. The company experienced headwinds due to both billing and accounting issues and, in May 2013, restructured its balance sheet, as bondholders led the reorganization of the outstanding credit. In the restructuring, the Fund received equity in exchange for the original bond position it held, and participated in the new financing of a secured loan. The valuation of the company has improved since the workout took place due to successful management initiatives. We remain positive regarding the prospects for further recovery and believe the company is well positioned, which includes more than 500 outpatient rehabilitation clinics in 34 states. First Data Corp. is a global payment technology solutions company headquartered in Georgia. The company’s portfolio includes numerous merchant transaction processing services. After a prolonged period of weak results, the company introduced a new management team in 2013. This skilled team has subsequently turned around the company and, in the fourth quarter of 2014, First Data reported its first quarterly profit in seven years. We continue to be optimistic about the company’s underlying fundamentals and future prospects.

Within the emerging market debt asset class, the Fund’s exposures to Turkish and Peruvian sovereign debt, as well as it positions in Vimpelcom Communications and Vimpelcom Holdings BV, were beneficial for performance. Vimpelcom is a large publically traded multinational telecommunications provider. It operates in several countries that continued to experience heightened volatility, such as Russia, Ukraine and Italy. The company posted disappointing results due to macro sluggishness in several of their markets as well as currency fluctuations. Its bonds traded significantly lower and we added exposure. We felt this was appropriate as we felt the company would maintain its relatively higher quality balance sheet and an ability to generate positive free cash flow. Additionally, we believed Vimpelcom would continue to look for asset sale opportunities and, Russian and Ukrainian relations only needed to stabilize for their bonds to move significantly higher. Toward the end of the reporting period, Vimpelcom’s bonds had almost fully recovered to their pre-crisis values and, in April of 2015, the company tendered the issue owned by the Fund at a premium of 104.75% of par.

Q. What were the leading detractors from performance?

A. Select positions within the Fund’s high-yield corporate bond exposure were negative for absolute results during the reporting period. Falling oil prices due to an increase in supply, coupled with fears of lower global demand and slowing global growth, sent several of our positions significantly lower. In particular, holdings in specific energy issuers, including Hercules Offshore and Samson Investment Co., were negative for results. We recently agreed to equitize our Hercules Offshore positions to improve the company’s balance sheet and liquidity position. Elsewhere, one of the Fund’s European high yield positions, Phones4u Finance PLC, negatively impacted performance. This UK-based mobile phone retailer entered bankruptcy after its last remaining mobile operator partner cut ties with the company.

Certain of the Fund’s emerging market debt positions also detracted from results. Within the asset class, an allocation to Venezuelan

4	Western Asset Global High Income Fund Inc. 2015 Annual Report

sovereign debt detracted from performance. The decline in the price of oil increased the risk that Venezuela may default on its external debt obligations. The Fund’s positions in infrastructure-related company OAS Investments and food products company Virgolino de Oliveira Finance detracted from performance. OAS Investments was negatively impacted by ongoing uncertainty of the impact of the Petrobras-related investigations. Weak sugar prices had a negative impact on Virgolino de Oliveira Finance’s ability to generate cash and weakened the firm’s liquidity position.

While the Fund’s overall exposure to the investment grade corporate bond market was beneficial for results, its position in Transocean, Inc. detracted from performance. This Swiss-based company rents floating mobile drill rigs, equipment and personnel to oil and gas companies. It was negatively impacted by falling oil prices and the subsequent decline in global rig counts.

Despite challenging performance for the fiscal year, we feel the Fund’s portfolio stabilized and showed positive momentum toward the end of the reporting period. Going forward, we remain constructive on U.S. credit. Balance sheets for the average high-yield issuer remain generally strong, and low and steady growth has historically provided a tailwind for the credit market. We believe the Fund’s portfolio is well positioned to take advantage of this positive environment. For example, we have recently added to select issuers in the high-yield Energy sector that trade at a significant discount to what our analysts feel would be fair value. Western Asset expects to maintain our longer-term proven track record of providing both an attractive income opportunity for shareholders and positive capital appreciation relative to the market.

Looking for additional information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEHIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2015

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options, futures contracts, swap agreements and credit

Western Asset Global High Income Fund Inc. 2015 Annual Report	5

Fund overview (cont’d)

default swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, regulatory and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit risk (risk of default) and liquidity risk than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

Portfolio holdings and breakdowns are as of May 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 35 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2015 were: Financials (20.8%), Sovereign Bonds (20.5%), Energy (20.2%), Telecommunication Services (14.4%) and Materials (13.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset Global High Income Fund Inc. 2015 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

The Barclays Emerging Market U.S. Dollar Corporate Index is a subset of the Barclays U.S. Emerging Markets Index, which includes fixed- and floating-rate U.S. dollar-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia.

viii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 32 funds in the Fund’s Lipper category.

Western Asset Global High Income Fund Inc. 2015 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and May 31, 2014 and does not include derivatives such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

8	Western Asset Global High Income Fund Inc. 2015 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2015

Total Spread Duration
EHI	— 4.57 years
Benchmark	— 4.95 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global High Income Fund Inc. 2015 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — May 31, 2015

Total Effective Duration
EHI	— 4.40 years
Benchmark	— 5.60 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 1/3 Barclays U.S. Aggregate Index, 1/3 JP Morgan Emerging Markets Bond Index Global and 1/3 Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EHI	— Western Asset Global High Income Fund Inc.
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

10	Western Asset Global High Income Fund Inc. 2015 Annual Report

Schedule of investments

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 101.7%
Consumer Discretionary — 12.4%
Auto Components — 0.5%
Europcar Groupe SA, Secured Notes	11.500%	5/15/17	200,000	EUR	$247,546	(a)
Europcar Groupe SA, Secured Notes	5.750%	6/15/22	460,000	EUR	517,217	(a)
Europcar Groupe SA, Senior Subordinated Notes	9.375%	4/15/18	1,075,000	EUR	1,245,609	(a)
Total Auto Components					2,010,372
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		763,830	(b)
Diversified Consumer Services — 0.5%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	167,361	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	444,969
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		214,600	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		564,000	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	500,000		528,750	(b)
Total Diversified Consumer Services					1,919,680
Hotels, Restaurants & Leisure — 2.8%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	909,551		891,906	(a)(d)(e)(f)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	270,000		274,725	(a)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	520,000		547,300	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		1,024,600	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,020,000		1,040,400
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	482,000		479,590	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		694,750	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,786,566
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	620,000		658,750	(a)(b)
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	800,000		754,000	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		438,375	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,091,137	(a)(b)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	7,000		7,000	(a)
Total Hotels, Restaurants & Leisure					10,689,099
Household Durables — 1.2%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,020,000		1,081,200	(a)(b)(d)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	850,000		879,750	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		906,775	(b)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	630,000		658,350	(b)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	11

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — continued
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,050,000		$1,005,375	(a)(b)
Total Household Durables					4,531,450
Media — 5.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		308,560	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		277,550	(b)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		262,813	(b)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		73,325
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,668,750	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,041,900	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		203,419	(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,840,000		2,854,200	(b)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	710,000		731,300	(a)(b)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	20,000		23,988
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	720,000		623,700
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	330,000		366,300	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,026,193		936,401	(a)(d)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	1,290,000		1,306,125	(a)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	2,100,000		2,136,750	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	133,443	(a)(d)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000		1,101,004
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000		417,364
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	231,000	EUR	281,630	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	150,000	EUR	172,364	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,652,054	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000		759,700	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	81,000		87,986	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,610,038	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	930,000		973,013	(a)(b)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		205,000	(a)
Total Media					20,208,677
Multiline Retail — 0.2%
Neiman Marcus Group LLC, Senior Notes	8.000%	10/15/21	500,000		538,750	(a)
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		185,400	(b)
Total Multiline Retail					724,150

See Notes to Financial Statements.

12	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 1.6%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	260,000	GBP	$438,656	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		747,250	(b)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		2,015,823	(b)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	1,830,000		1,660,725	(a)(b)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000		467,625	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	925,000		941,188	(a)(d)
Total Specialty Retail					6,271,267
Textiles, Apparel & Luxury Goods — 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		546,000	(a)(b)
Total Consumer Discretionary					47,664,525
Consumer Staples — 3.1%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	710,000		702,900	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	590,000		622,450	(a)(b)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	630,000		741,825	(a)(b)
Total Beverages					2,067,175
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	990,000		993,713	(a)
Food Products — 1.6%
BRF SA, Senior Notes	4.750%	5/22/24	951,000		962,602	(a)(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	670,000		693,450	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	780,000		776,100	(a)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	5.750%	6/15/25	330,000		334,125	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	200,000		202,500	(c)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	610,000		574,315	(a)(b)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	420,000		428,400	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	840,000		854,700	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	1,360,000		1,278,400	(a)
Total Food Products					6,104,592
Household Products — 0.4%
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	350,000		377,125	(b)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	200,000		213,500	(a)(b)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	740,000		765,900	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	170,000		155,125	(a)
Total Household Products					1,511,650

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	13

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,230,000	$1,074,712
Total Consumer Staples				11,751,842
Energy — 19.8%
Energy Equipment & Services — 1.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	690,000	676,200	(b)
CGG, Senior Notes	6.500%	6/1/21	550,000	470,250	(b)
CGG, Senior Notes	6.875%	1/15/22	420,000	361,200	(b)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	490,000	164,150	(a)(b)(e)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	1,110,000	344,100	(a)(b)(e)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	270,000	176,175	(b)
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	500,000	451,250	(a)
Parker Drilling Co., Senior Notes	7.500%	8/1/20	880,000	814,000	(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000	838,500	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	730,000	547,500	(a)(b)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	460,000	409,400	(a)(b)
Transocean Inc., Senior Notes	6.800%	3/15/38	2,400,000	1,938,000	(b)
Total Energy Equipment & Services				7,190,725
Oil, Gas & Consumable Fuels — 17.9%
American Energy-Permian Basin LLC/AEPB Finance Corp., Secured Notes	8.000%	6/15/20	540,000	543,375	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	60,268
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	320,097
Approach Resources Inc., Senior Notes	7.000%	6/15/21	180,000	167,400	(b)
Arch Coal Inc., Senior Notes	7.250%	6/15/21	1,010,000	181,800
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	410,000	338,250	(b)
California Resources Corp., Senior Notes	5.500%	9/15/21	520,000	495,300
California Resources Corp., Senior Notes	6.000%	11/15/24	1,530,000	1,415,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	200,000	201,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	520,000	539,500	(b)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	659,525	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	840,000	890,400	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	746,425	(b)
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	164,218
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,360,000	666,400	(b)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,000,000	935,522	(b)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	800,000	839,000	(b)

See Notes to Financial Statements.

14	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	$308,861
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	748,534	819,678	(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	900,000	1,054,593	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	227,000	244,479
Ecopetrol SA, Senior Notes	5.875%	5/28/45	260,000	241,670
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	520,000	483,600	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,491,771	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	86,605
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	8.125%	9/15/23	310,000	323,175	(a)
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	609,707
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	750,000	751,875	(a)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000	375,900	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	3,530,000	3,441,750	(a)(b)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	644,000	661,311	(a)(b)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	640,000	651,200	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,910,000	1,389,525
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,420,000	1,004,650
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,148,993
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	1,445,000	1,253,538
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	290,000	234,900	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,620,364	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	524,520	(c)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,930,000	1,674,275
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000	153,546	(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	225,000	(g)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,330,000	1,286,775	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	810,000	753,300	(b)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	780,000	526,500
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	480,000	476,400	(a)(b)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	360,000	377,729	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	870,000	788,438	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	729,300	(b)(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	900,000	724,500	(a)(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	399,668	(c)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	296,089	(a)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	15

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	400,000	$419,480	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,820,536	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,050,000	939,750
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	1,300,000	1,287,130	(b)
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	2,360,000	909,780	(c)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	2,641,000	1,964,244	(c)
Petroleos Mexicanos, Senior Notes	8.000%	5/3/19	1,650,000	1,960,200	(b)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,063,712	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,220,000	1,194,380	(b)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	644,000	701,831
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	420,000	416,703	(a)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000	1,027,035	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,485,000	1,660,990	(a)(b)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	1,040,000	1,102,400	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000	553,000	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,630,000	1,703,350	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	700,000	105,000	(g)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000	1,037,546	(a)(b)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	540,000	564,300	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000	308,625	(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	650,000	685,893	(a)(b)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,430,000	1,494,350	(a)(b)
Samson Investment Co., Senior Notes	9.750%	2/15/20	750,000	65,625
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	2,760,000	2,635,800	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	456,450	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,260,000	1,353,512	(a)(b)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	370,000	388,500	(b)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	300,000	296,250	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000	565,600	(a)(b)
Whiting Canadian Holding Co. ULC, Senior Notes	8.125%	12/1/19	770,000	820,050	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000	625,999	(b)
Total Oil, Gas & Consumable Fuels				68,426,186
Total Energy				75,616,911
Financials — 18.5%
Banks — 11.8%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	330,000	333,300	(a)

See Notes to Financial Statements.

16	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	620,000		$656,425	(b)(h)(i)
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		540,881
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,776,673	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,760,686	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000		5,821,875
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	220,000		235,636	(h)(i)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	160,000		164,720	(a)(i)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,469,600	(b)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	870,000		1,030,950	(a)(b)(h)(i)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	1,000,000		1,067,541	(a)(h)(i)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	820,000		815,916	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,870,000		1,923,762	(h)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	1,400,000		1,439,900	(h)(i)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	410,000		421,642	(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,613,114	(a)(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	2,260,000		2,271,406	(a)(b)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	700,000		703,500	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	4,280,000		4,376,300	(b)(h)(i)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	2,000,000		2,055,000	(h)(i)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,880,000		1,924,650	(b)(h)
Novo Banco SA, Senior Notes	5.875%	11/9/15	200,000	EUR	221,747	(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		585,350	(b)(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000		3,188,094	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	340,000		404,867	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,280,000	AUD	1,127,368	(c)(i)
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		623,065	(a)(b)
Societe Generale, Junior Subordinated Bond	7.875%	12/18/23	3,040,000		3,131,200	(a)(b)(h)(i)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	460,000		484,150	(b)(h)(i)
Total Banks					45,169,318
Capital Markets — 2.1%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		368,453
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,695,354	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		3,079,855	(b)
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	1,830,000		1,868,887	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		444,535
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		531,997
Total Capital Markets					7,989,081

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	17

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.8%
American Express Co., Junior Subordinated Notes	5.200%	11/15/19	540,000		$541,215	(h)(i)
American Express Co., Notes	7.000%	3/19/18	260,000		297,542
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,142,898	(b)
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		662,275	(b)
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	340,000		341,700	(a)(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	300,000		256,500	(a)(b)
Total Consumer Finance					3,242,130
Diversified Financial Services — 2.1%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	1,290,000		1,370,625	(a)(b)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		727,329
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		516,875	(b)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,794,150	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		3,080,275	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		520,000	(a)(b)(i)
Total Diversified Financial Services					8,009,254
Insurance — 0.7%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	170,000		176,048
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	880,000		915,200
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		481,850	(a)(b)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	480,000		429,300
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		595,350	(a)
Total Insurance					2,597,748
Real Estate Management & Development — 1.0%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	480,000		449,664
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	670,000		681,725
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	790,000		807,775	(a)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	850,000		905,250	(a)(b)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,110,000		1,171,050	(a)
Total Real Estate Management & Development					4,015,464
Total Financials					71,022,995
Health Care — 5.0%
Health Care Equipment & Supplies — 1.3%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		545,187	(a)(d)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	1,699,729	(a)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	150,000		156,750	(a)

See Notes to Financial Statements.

18	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Equipment & Supplies — continued
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,360,000		$1,404,200	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,280,000		1,291,469
Total Health Care Equipment & Supplies					5,097,335
Health Care Providers & Services — 2.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		743,700	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,043,700	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,203,615	(c)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		111,100	(a)(b)
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		2,307,338	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	950,000		995,719
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		312,112	(a)(b)
Kindred Healthcare Inc., Senior Secured Notes	8.750%	1/15/23	210,000		233,888	(a)(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	146,000	EUR	168,369	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	760,000		830,300
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,110,000		1,040,625	(b)
Total Health Care Providers & Services					8,990,466
Pharmaceuticals — 1.3%
Concordia Healthcare Corp., Senior Notes	7.000%	4/15/23	1,140,000		1,149,975	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	750,000		787,500	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	1,350,000		1,375,313	(a)(d)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,710,000		1,782,675	(a)
Total Pharmaceuticals					5,095,463
Total Health Care					19,183,264
Industrials — 10.6%
Aerospace & Defense — 0.8%
Aerojet Rocketdyne Holdings Inc., Secured Notes	7.125%	3/15/21	420,000		451,500
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,210,000		1,134,375	(a)(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		582,312	(b)
Erickson Inc., Secured Notes	8.250%	5/1/20	651,000		496,388	(b)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	370,000		370,000	(a)
Total Aerospace & Defense					3,034,575
Air Freight & Logistics — 0.3%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	300,000		290,250	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	990,000		1,066,725	(a)(b)
Total Air Freight & Logistics					1,356,975

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	19

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		$327,825	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	296,737		318,992	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	6.375%	1/2/16	260,000		267,098	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	309,461		358,975	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,491,088	(c)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	7.373%	12/15/15	143,599		146,557	(b)
Total Airlines					2,910,535
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	760,000		718,200	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	550,000		529,100	(a)(b)
Total Building Products					1,247,300
Commercial Services & Supplies — 1.0%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	420,000		413,700	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		498,037	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,620,000		1,599,750
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	198,000		214,088	(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,040,430	(b)
Total Commercial Services & Supplies					3,766,005
Construction & Engineering — 1.6%
Astaldi SpA, Senior Notes	7.125%	12/1/20	540,000	EUR	640,529	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	630,000		541,800	(a)(b)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	640,000		672,000	(a)(b)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	1,477,000		1,281,297	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	830,000		767,750	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	970,000		954,238	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	800,000		686,000	(a)(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	520,000		464,620	(a)(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	189,800		170,440	(a)
Total Construction & Engineering					6,178,674
Electrical Equipment — 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		585,200	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	490,000		503,475	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	118,342	(a)
Total Electrical Equipment					1,207,017

See Notes to Financial Statements.

20	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Industrial Conglomerates — 0.4%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	200,000		$211,000	(a)(b)
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		215,000	(a)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		550,462
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		409,453	(a)(b)
Total Industrial Conglomerates					1,385,915
Machinery — 1.7%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	320,000		341,600	(a)(b)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,571,950	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		744,600	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	1,910,039	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	342,000	EUR	412,241	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	306,000	EUR	368,848	(c)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	430,000	EUR	503,604	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	480,000		513,600	(a)(b)
Total Machinery					6,366,482
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,120,000		1,145,200	(a)(b)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	570,000		527,250
Total Marine					1,672,450
Road & Rail — 1.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	670,000		689,263	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	930,000		890,475	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	270,000		270,000	(a)(b)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	835,863	EUR	968,519	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	146,276	EUR	169,491	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,460,000		1,286,625	(a)(b)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	660,000		552,750	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	824,000		871,380	(b)
Total Road & Rail					5,698,503
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		1,038,800	(b)
Transportation — 0.8%
CMA CGM, Senior Notes	8.500%	4/15/17	710,000		728,637	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		946,400	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,098,175	(a)(d)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	21

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — continued
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	520,000		$418,600	(a)
Total Transportation					3,191,812
Transportation Infrastructure — 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	450,000		453,375	(a)(b)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000		235,169	(a)
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	750,000		723,750	(a)
Total Transportation Infrastructure					1,412,294
Total Industrials					40,467,337
Information Technology — 2.0%
Communications Equipment — 0.2%
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	670,000		680,050	(a)
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	700,000		710,500	(b)
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	350,000		362,688	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		675,550
Total Internet Software & Services					1,038,238
IT Services — 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	980,000		749,700	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	380,000		406,125	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	840,000		985,950
First Data Corp., Senior Secured Notes	6.750%	11/1/20	663,000		709,410	(a)(b)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	654,000		749,647
Total IT Services					3,600,832
Software — 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	550,000		576,010	(a)(b)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	890,000	EUR	1,080,123	(a)
Total Software					1,656,133
Total Information Technology					7,685,753
Materials — 12.8%
Chemicals — 1.6%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		393,460	(a)(b)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	410,000		412,050	(a)
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	610,000		562,725
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	390,000		389,025	(a)(d)

See Notes to Financial Statements.

22	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	$898,124	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	440,815	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	345,503	(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		578,646	(b)(c)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		263,500	(a)(b)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		856,000	(a)
OCP SA, Senior Notes	4.500%	10/22/25	640,000		627,200	(a)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	240,000		245,400	(a)
Total Chemicals					6,012,448
Construction Materials — 1.3%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		349,272	(a)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	140,000		135,828	(c)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		627,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		513,000	(c)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	1,510,000		1,488,784	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	410,000		414,715	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	780,000		698,100	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	680,000		656,200	(a)(b)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000		218,500	(a)
Total Construction Materials					5,101,399
Containers & Packaging — 2.5%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	678,498		726,841	(a)(d)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,003,129	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,155,600	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	176,471		181,765	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	790,000		817,650	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,120,000		1,167,600	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	840,000		863,100	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		153,750
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		1,923,075
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	540,000		550,125	(a)(b)
Total Containers & Packaging					9,542,635
Metals & Mining — 6.4%
ArcelorMittal, Senior Bonds	5.125%	6/1/20	230,000		234,025
ArcelorMittal, Senior Bonds	6.125%	6/1/25	590,000		601,062

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	23

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
ArcelorMittal, Senior Notes	7.000%	2/25/22	50,000		$54,875	(b)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	670,000		636,500	(a)(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,500,000		1,297,500	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		379,506	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		1,053,145	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	600,000		631,887	(b)(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		977,600	(c)
Evraz Group SA, Senior Notes	6.500%	4/22/20	810,000		747,225	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	450,000		413,438	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	880,000		677,600	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	940,000		989,350	(a)
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	2,000,000		1,920,934	(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		423,500	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	810,000		44,550	(a)(e)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	9,620		0	(e)(f)(j)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	420,000		404,250	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,250,000		1,218,750	(a)(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	227,000		220,190
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000		550,800
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	470,000		489,975	(a)(b)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	550,000	EUR	632,251	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	900,000		985,500	(a)(b)(d)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		487,500	(a)
Southern Copper Corp., Senior Notes	3.875%	4/23/25	360,000		353,167
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,410,000		2,175,627	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	520,000		488,800	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		396,825	(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000		530,750
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	560,000		563,360	(a)
Vale Overseas Ltd., Senior Bonds	8.250%	1/17/34	2,383,000		2,683,356	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		856,145	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		167,800	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	460,000		432,400	(a)(b)
Total Metals & Mining					24,720,143
Paper & Forest Products — 1.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,650,000		1,080,750	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		237,304	(b)

See Notes to Financial Statements.

24	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000	$258,838
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000	266,684	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	460,000	482,789	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000	322,762	(a)(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	550,000	510,125	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Bonds	11.750%	1/15/19	170,000	124,950
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000	468,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000	45,630
Total Paper & Forest Products				3,798,632
Total Materials				49,175,257
Telecommunication Services — 14.3%
Diversified Telecommunication Services — 10.1%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	2,233,000	2,241,374	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	630,000	692,370	(a)(b)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000	379,059	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	3,840,000	3,950,400	(b)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	270,000	277,293	(a)(b)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	1,170,000	1,078,962	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000	1,956,000	(b)
Intelsat Luxembourg SA, Senior Bonds	7.750%	6/1/21	1,000,000	906,250
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	2,210,000	1,977,950
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000	270,054	(b)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000	402,656	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,945,000	2,103,031	(b)
Oi SA, Senior Notes	5.750%	2/10/22	1,000,000	885,000	(c)
Oi SA, Senior Notes	5.750%	2/10/22	200,000	177,000	(a)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000	439,500	(a)(b)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	3,000,000	3,131,250	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000	3,339,633	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000	643,425	(a)(b)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	590,000	592,162	(a)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	420,000	420,529	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	7,940,000	8,882,605	(b)
Windstream Corp., Senior Notes	7.500%	6/1/22	1,700,000	1,557,625
Windstream Corp., Senior Notes	7.500%	4/1/23	2,720,000	2,454,800	(b)
Total Diversified Telecommunication Services				38,758,928

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	25

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 4.2%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	140,000	EUR	$160,297	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,470,000		1,526,962	(a)(b)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		554,227	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		937,125	(a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,076,950	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,580,000		2,638,050	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000		2,044,775	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,440,000		1,467,936	(b)
Sprint Corp., Senior Notes	7.625%	2/15/25	2,500,000		2,458,600	(b)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,340,000		1,394,438	(b)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	820,000		847,675	(a)(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	460,000		468,050	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	250,000		254,375	(a)(b)
Total Wireless Telecommunication Services					15,829,460
Total Telecommunication Services					54,588,388
Utilities — 3.2%
Electric Utilities — 1.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,327,500	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		383,800	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	370,000		389,425	(a)(b)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	326,791		348,849
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,150,000		1,247,750	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		432,456	(c)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	116,106		116,106
Total Electric Utilities					4,245,886
Gas Utilities — 0.3%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000		325,600	(a)(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		202,000	(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000		514,080	(a)(b)
Total Gas Utilities					1,041,680
Independent Power and Renewable Electricity Producers — 1.8%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,243,000		2,465,900	(a)(b)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	240,000		250,713
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,210,000		1,170,675	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	85,111		90,218
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,240,877		2,427,150

See Notes to Financial Statements.

26	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — continued
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	540,000		$558,900	(a)(b)
Total Independent Power and Renewable Electricity Producers					6,963,556
Total Utilities					12,251,122
Total Corporate Bonds & Notes (Cost — $382,239,260)					389,407,394
Asset-Backed Securities — 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		1	(a)(e)(g)
Greenpoint Manufactured Housing, 1999-2 A2	2.900%	3/18/29	425,000		391,400	(i)
Greenpoint Manufactured Housing, 1999-3 2A2	3.528%	6/19/29	200,000		174,000	(i)
Greenpoint Manufactured Housing, 1999-4 A2	3.680%	2/20/30	200,000		174,000	(i)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	275,000		254,397	(i)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.675%	3/13/32	475,000		433,815	(i)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(e)(g)(j)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		24,364	(a)(e)(g)
Total Asset-Backed Securities (Cost — $1,528,257)					1,451,977
Convertible Bonds & Notes — 0.3%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	220,000		201,713
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	731,155		537,399	(a)(d)(e)
Total Materials					739,112
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	2,546,000	MXN	314,139	(a)
Total Convertible Bonds & Notes (Cost — $1,279,374)					1,053,251
Senior Loans — 2.4%
Consumer Discretionary — 0.3%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000		724,200	(k)(l)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	430,000		399,721	(k)(l)
Total Consumer Discretionary					1,123,921
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		313,875	(k)(l)
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Murray Energy Corp., Term Loan B2	7.500%	3/19/21	480,000		467,940	(k)(I)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	27

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	558,600		$559,298	(k)(l)
Total Energy					1,027,238
Health Care — 1.2%
Health Care Providers & Services — 1.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	610,000		609,619	(e)(k)(l)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	700,000		693,875	(k)(l)
Tenet Healthcare Corp., Bridge Loan	—	7/1/15	3,203,000		3,203,000	(e)(f)(m)
Total Health Care					4,506,494
Materials — 0.2%
Chemicals — 0.2%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	400,000	EUR	444,262	(k)(l)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	539,577		559,002	(k)(l)
Total Materials					1,003,264
Utilities — 0.3%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	630,000		623,700	(k)(l)
Independent Power and Renewable Electricity Producers — 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	610,069		613,755	(k)(l)
Total Utilities					1,237,455
Total Senior Loans (Cost — $9,238,077)					9,212,247
Sovereign Bonds — 20.5%
Argentina — 0.6%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	2,325,000		2,289,465
Brazil — 0.8%
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	10,485,000	BRL	3,152,568
Colombia — 1.4%
Republic of Colombia, Senior Bonds	11.750%	2/25/20	544,000		748,000
Republic of Colombia, Senior Bonds	4.000%	2/26/24	540,000		550,800
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		3,112,590
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		379,500
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		586,395
Total Colombia					5,377,285
Costa Rica — 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	890,000		872,200	(a)(b)
Croatia — 0.5%
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000		411,625	(a)(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	850,000		899,621	(a)(b)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		476,270	(c)
Total Croatia					1,787,516

See Notes to Financial Statements.

28	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 1.1%
Dominican Republic, Senior Notes	5.500%	1/27/25	1,570,000		$1,601,400	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	2,490,000		2,589,600	(a)
Total Dominican Republic					4,191,000
Ecuador — 0.4%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	610,000		643,550	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	721,000		686,752	(a)
Total Ecuador					1,330,302
El Salvador — 0.1%
Republic of El Salvador, Notes	6.375%	1/18/27	300,000		298,875	(a)
Gabon — 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	470,000		467,180	(a)
Ghana — 0.1%
Republic of Ghana, Bonds	8.125%	1/18/26	540,000		511,650	(a)
Honduras — 0.1%
Republic of Honduras, Senior Notes	7.500%	3/15/24	500,000		547,500	(c)
Hungary — 0.4%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,414,000		1,613,906
Indonesia — 1.5%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		186,450	(c)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		197,625	(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,642,000		1,851,355	(a)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	3,170,000		3,209,625	(c)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	420,000		425,250	(a)
Total Indonesia					5,870,305
Ivory Coast — 0.6%
Republic of Cote D’Ivoire, Senior Notes	5.375%	7/23/24	2,140,000		2,062,425	(a)
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	360,000		360,900	(a)
Total Ivory Coast					2,423,325
Jamaica — 0.1%
Government of Jamaica, Senior Notes	7.625%	7/9/25	380,000		427,500
Kenya — 0.3%
Republic of Kenya, Senior Notes	5.875%	6/24/19	350,000		362,425	(a)
Republic of Kenya, Senior Notes	6.875%	6/24/24	730,000		767,778	(a)
Total Kenya					1,130,203
Lithuania — 0.4%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		1,535,534	(a)
Mexico — 1.3%
United Mexican States, Bonds	8.500%	11/18/38	179,400	MXN	14,186

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	29

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		$148,180	(b)
United Mexican States, Senior Bonds	8.000%	6/11/20	30,168,400	MXN	2,193,783
United Mexican States, Senior Bonds	6.500%	6/9/22	1,717,900	MXN	116,415
United Mexican States, Senior Bonds	10.000%	12/5/24	8,750,000	MXN	732,904
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,886,920	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	4,000		4,180
Total Mexico					5,096,568
Nigeria — 0.1%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	370,000		380,638	(a)
Pakistan — 0.6%
Republic of Pakistan, Senior Bonds	6.875%	6/1/17	200,000		209,250	(c)
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	1,780,000		1,871,697	(a)
Total Pakistan					2,080,947
Panama — 0.0%
Republic of Panama, Senior Bonds	6.700%	1/26/36	1,000		1,278
Paraguay — 0.2%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	660,000		712,800	(a)(b)
Peru — 1.4%
Republic of Peru, Senior Bonds	7.350%	7/21/25	50,000		67,125
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000		3,632,980
Republic of Peru, Senior Bonds	6.550%	3/14/37	1,083,000		1,410,607
Republic of Peru, Senior Bonds	5.625%	11/18/50	39,000		46,020
Total Peru					5,156,732
Philippines — 0.3%
Republic of Philippines, Senior Bonds	3.950%	1/20/40	1,200,000		1,257,000
Poland — 0.7%
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		1,006,991	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,582,000		1,789,653	(b)
Total Poland					2,796,644
Russia — 2.5%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	1,000,000		995,000	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	4,271,562		5,012,678	(c)
Russian Foreign Bond — Eurobond, Senior Bonds	5.625%	4/4/42	3,600,000		3,484,476	(a)(n)
Total Russia					9,492,154
Senegal — 0.1%
Republic of Senegal, Bonds	6.250%	7/30/24	250,000		246,250	(c)
Sri Lanka — 0.3%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	550,000		564,438	(a)

See Notes to Financial Statements.

30	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Sri Lanka — continued
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	600,000	$600,750	(a)
Total Sri Lanka				1,165,188
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	290,000	300,150	(a)
Turkey — 3.0%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	270,000	295,988
Republic of Turkey, Senior Bonds	5.750%	3/22/24	280,000	310,018	(b)
Republic of Turkey, Senior Bonds	4.250%	4/14/26	1,180,000	1,146,311
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	3,340,650	(b)
Republic of Turkey, Senior Notes	3.250%	3/23/23	6,000,000	5,670,000	(b)
Republic of Turkey, Senior Notes	6.750%	5/30/40	602,000	726,162	(b)
Total Turkey				11,489,129
Uruguay — 0.3%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	300,000	303,000
Republic of Uruguay, Senior Notes	4.500%	8/14/24	850,000	911,625
Total Uruguay				1,214,625
Venezuela — 0.8%
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	107,880
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,608,000	653,652	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	5,290,000	2,274,700	(c)
Total Venezuela				3,036,232
Vietnam — 0.1%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	200,000	224,000	(c)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	200,000	204,750	(a)
Total Vietnam				428,750
Total Sovereign Bonds (Cost — $78,527,196)				78,681,399

			Shares
Common Stocks — 2.1%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
Ford Motor Co.			90,989	1,380,303	(b)
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,209	0	*(e)(f)(j)
Total Consumer Discretionary				1,380,303
Financials — 1.3%
Banks — 1.3%
Citigroup Inc.			75,394	4,077,307	(b)
JPMorgan Chase & Co.			12,923	850,075	(b)
Total Financials				4,927,382

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	31

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Security			Shares	Value
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc.			8,500	$705,500	*(e)(f)
Industrials — 0.2%
Marine — 0.2%
DeepOcean Group Holding AS			56,705	533,991	*(e)(f)
Horizon Lines Inc., Class A Shares			402,515	289,006	*(e)
Total Industrials				822,997
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			1,991,337	188,685	*
Total Common Stocks (Cost — $8,815,319)				8,024,867

	Rate
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp. (Cost — $440,000)	6.000%		4,900	220,941
Preferred Stocks — 1.0%
Financials — 1.0%
Capital Markets — 0.4%
State Street Corp.	5.900%		50,776	1,333,886	(i)
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		90,029	2,346,156	(i)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		5,950	154,640	(i)
Total Preferred Stocks (Cost — $3,608,318)				3,834,682
Total Investments before Short-Term Investments (Cost — $485,675,801)				491,886,758

		Maturity Date	Face Amount†
Short-Term Investments — 1.8%
Repurchase Agreements — 1.8%
Deutsche Bank Securities Inc. repurchase agreement dated 5/29/15; Proceeds at maturity — $7,000,058; (Fully collateralized by U.S. government obligations, 2.500% due 7/15/16; Market value — $7,140,000) (Cost — $7,000,000)	0.100%	6/1/15	7,000,000	7,000,000
Total Investments — 130.3% (Cost — $492,675,801#)				498,886,758
Liabilities in Excess of Other Assets — (30.3)%				(116,145,533)
Total Net Assets — 100.0%				$382,741,225

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Financial Statements.

32	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Illiquid security (unaudited).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	The coupon payment on these securities is currently in default as of May 31, 2015.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan is unfunded as of May 31, 2015. The interest rate for fully unfunded term loans is to be determined.

(n)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

#	Aggregate cost for federal income tax purposes is $495,526,978.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

Summary of Investments by Country** (unaudited)
United States	46.9%
United Kingdom	6.6
Mexico	5.4
Brazil	3.5
Russia	3.5
Luxembourg	3.0
France	2.9
Turkey	2.6

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	33

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) continued
Colombia	2.1%
Indonesia	1.9
Italy	1.7
Peru	1.4
Germany	1.4
Venezuela	1.2
Chile	1.0
Australia	0.9
Dominican Republic	0.8
Ireland	0.8
Spain	0.8
India	0.7
Hungary	0.7
Poland	0.7
Argentina	0.6
Canada	0.6
Ivory Coast	0.5
China	0.4
Pakistan	0.4
Netherlands	0.4
Croatia	0.4
Singapore	0.3
Malaysia	0.3
Switzerland	0.3
Lithuania	0.3
Morocco	0.3
Ecuador	0.3
United Arab Emirates	0.3
Philippines	0.2
Uruguay	0.2
Sri Lanka	0.2
Kenya	0.2
Trinidad and Tobago	0.2
Hong Kong	0.2
Costa Rica	0.2
Paraguay	0.1
Honduras	0.1
Norway	0.1
Bahamas	0.1

See Notes to Financial Statements.

34	Western Asset Global High Income Fund Inc. 2015 Annual Report

Western Asset Global High Income Fund Inc.

Summary of Investments by Country** (unaudited) continued
Ghana	0.1%
Gabon	0.1
Qatar	0.1
Vietnam	0.1
Jamaica	0.1
Nigeria	0.1
South Africa	0.1
Tunisia	0.1
El Salvador	0.1
Senegal	0.0	‡
Portugal	0.0	‡
Cayman Islands	0.0	‡
Panama	0.0	‡
Short-Term Investments	1.4
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2015 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	35

Statement of assets and liabilities

May 31, 2015

Assets:
Investments, at value (Cost — $492,675,801)	$498,886,758
Foreign currency, at value (Cost — $530,346)	518,423
Cash	3,275,787
Interest and dividends receivable	8,654,292
Receivable for securities sold	8,313,588
Unrealized appreciation on forward foreign currency contracts	1,290,356
Deposits with brokers for open futures contracts	377,003
Deposits with brokers for centrally cleared swap contracts	1,820
Prepaid expenses	21,778
Other receivables	73,222
Total Assets	521,413,027

Liabilities:
Loan payable (Note 5)	125,000,000
Payable for securities purchased	10,542,335
Payable for open reverse repurchase agreements	2,346,840
Investment management fee payable	347,999
Unrealized depreciation on forward foreign currency contracts	161,804
Interest payable	106,384
Payable to broker — variation margin on open futures contracts	69,266
Directors’ fees payable	6,000
Accrued expenses	91,174
Total Liabilities	138,671,802
Total Net Assets	$382,741,225

Net Assets:
Par value ($0.001 par value; 31,053,250 shares issued and outstanding; 100,000,000 shares authorized) (Note 7)	$31,053
Paid-in capital in excess of par value	441,030,019
Undistributed net investment income	9,149,330
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(74,569,686)
Net unrealized appreciation on investments, futures contracts and foreign currencies	7,100,509
Total Net Assets	$382,741,225

Shares Outstanding	31,053,250

Net Asset Value	$12.33

See Notes to Financial Statements.

36	Western Asset Global High Income Fund Inc. 2015 Annual Report

Statement of operations

For the Year Ended May 31, 2015

Investment Income:
Interest	$36,298,002
Dividends	391,096
Total Investment Income	36,689,098

Expenses:
Investment management fee (Note 2)	4,462,966
Interest expense (Notes 3 and 5)	1,139,451
Excise tax (Note 1)	185,965
Audit and tax fees	75,330
Transfer agent fees	72,718
Directors’ fees	67,638
Legal fees	47,868
Shareholder reports	34,566
Custody fees	32,994
Stock exchange listing fees	25,199
Insurance	8,297
Commitment fees	4,882
Miscellaneous expenses	10,929
Total Expenses	6,168,803
Less: Fee waivers and/or expense reimbursements (Note 2)	(262,527)
Net Expenses	5,906,276
Net Investment Income	30,782,822

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(13,169,064)
Futures contracts	(2,372,919)
Swap contracts	44,628
Foreign currency transactions	11,497,861
Net Realized Loss	(3,999,494)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(29,923,806)
Futures contracts	(38,121)
Swap contracts	148,843
Foreign currencies	(377,470)
Change in Net Unrealized Appreciation (Depreciation)	(30,190,554)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(34,190,048)
Decrease in Net Assets from Operations	$(3,407,226)

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	37

Statements of changes in net assets

For the Years Ended May 31,	2015	2014

Operations:
Net investment income	$30,782,822	$32,895,670
Net realized loss	(3,999,494)	(7,335,599)
Change in net unrealized appreciation (depreciation)	(30,190,554)	6,531,450
Increase (Decrease) in Net Assets from Operations	(3,407,226)	32,091,521

Distributions to Shareholders From (Note 1):
Net investment income	(35,866,503)	(35,866,503)
Decrease in Net Assets from Distributions to Shareholders	(35,866,503)	(35,866,503)
Decrease in Net Assets	(39,273,729)	(3,774,982)

Net Assets:
Beginning of year	422,014,954	425,789,936
End of year*	$382,741,225	$422,014,954
*Includesundistributed net investment income of:	$9,149,330	$4,891,437

See Notes to Financial Statements.

38	Western Asset Global High Income Fund Inc. 2015 Annual Report

Statement of cash flows

For the Year Ended May 31, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(3,407,226)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(203,324,839)
Sales of portfolio securities	204,536,471
Net purchases, sales and maturities of short-term investments	(10,203,000)
Payment-in-kind	(453,766)
Net amortization of premium (accretion of discount)	98,251
Increase in receivable for securities sold	(5,419,377)
Decrease in interest and dividends receivable	920,235
Decrease in receivable from broker — variation margin on open futures contracts	59,008
Increase in prepaid expenses	(901)
Decrease in other receivables	10,894
Decrease in deposits with brokers for open futures contracts	443,009
Decrease in deposits with brokers for centrally cleared swap contracts	744,488
Increase in payable for securities purchased	7,193,738
Decrease in investment management fee payable	(26,529)
Increase in Directors’ fees payable	1,631
Decrease in interest payable	(122,024)
Decrease in accrued expenses	(42,036)
Increase in payable to broker — variation margin on open futures contracts	69,266
Decrease in payable to broker — variation margin on open centrally cleared swap contracts	(18,981)
Net realized loss on investments	13,169,064
Change in unrealized depreciation of investments, OTC swap contracts and forward foreign currency transactions	30,260,462
Net Cash Provided by Operating Activities*	34,487,838

Cash Flows from Financing Activities:
Distributions paid on common stock	(35,866,503)
Increase in loan payable	35,000,000
Decrease in payable for reverse repurchase agreements	(30,092,909)
Net Cash Used in Financing Activities	(30,959,412)
Net Increase in Cash	3,528,426
Cash at Beginning of Year	265,784
Cash at End of Year	$3,794,210

*	Included in operating expenses is cash of $1,266,315 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2015 Annual Report	39

Financial highlights

For a share of capital stock outstanding throughout each year ended May 31:
	2015[1]	2014[1]	2013[1]	2012	2011

Net asset value, beginning of year	$13.59	$13.71	$12.80	$13.62	$12.08

Income (loss) from operations:
Net investment income	0.99	1.06	1.11	1.19	1.19
Net realized and unrealized gain (loss)	(1.09)	(0.02)	0.96	(0.85)	1.47
Total income (loss) from operations	(0.10)	1.04	2.07	0.34	2.66

Less distributions from:
Net investment income	(1.16)	(1.16)	(1.16)	(1.16)	(1.12)
Total distributions	(1.16)	(1.16)	(1.16)	(1.16)	(1.12)

Net asset value, end of year	$12.33	$13.59	$13.71	$12.80	$13.62

Market price, end of year	$10.91	$12.91	$13.30	$12.85	$13.38
Total return, based on NAV[2,3]	(0.66)%	8.12%	16.51%	2.81%	22.75%
Total return, based on Market Price[4]	(6.76)%	6.59%	12.77%	5.32%	36.14%

Net assets, end of year (000s)	$382,741	$422,015	$425,790	$395,093	$417,573

Ratios to average net assets:
Gross expenses	1.55%	1.53%	1.53%	1.56%	1.59%
Net expenses[5]	1.48	1.46	1.47	1.50	1.53
Net investment income	7.74	7.98	8.08	9.26	9.03

Portfolio turnover rate	40%	40%	40%	33%	75%

Supplemental data:
Loans Outstanding, End of Year (000s)	$125,000	$90,000	$100,000	$100,000	$100,000
Asset Coverage, per $1,000 principal amount of Loan Outstanding[7]	$4,062	$5,689 [6]	$5,258 [6]	$4,951 [6]	$5,176 [6]
Asset Coverage Ratio for Loan Outstanding[7]	406%	569%	526%	495%	518%
Weighted Average Loan (000s)	$102,205	$99,863	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	0.97%	0.96%	1.08%	1.10%	1.36%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Added to conform to current period presentation.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

40	Western Asset Global High Income Fund Inc. 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

Western Asset Global High Income Fund Inc. 2015 Annual Report	41

Notes to financial statements (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

42	Western Asset Global High Income Fund Inc. 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$46,772,619	$891,906		$47,664,525
Industrials	—	39,375,715	1,091,622		40,467,337
Materials	—	49,175,257	0	*	49,175,257
Utilities	—	10,797,048	1,454,074		12,251,122
Other corporate bonds & notes	—	239,849,153	—		239,849,153
Asset-backed securities	—	1,103,977	348,000		1,451,977
Convertible bonds & notes	—	1,053,251	—		1,053,251
Senior loans:
Consumer discretionary	—	399,721	724,200		1,123,921
Consumer staples	—	—	313,875		313,875
Energy	—	467,940	559,298		1,027,238
Other senior loans	—	6,747,213	—		6,747,213
Sovereign bonds	—	78,681,399	—		78,681,399
Common stocks:
Consumer discretionary	$1,380,303	—	0	*	1,380,303
Financials	4,927,382	—	—		4,927,382
Health care	—	—	705,500		705,500
Industrials	289,006	—	533,991		822,997
Materials	—	188,685	—		188,685
Convertible preferred stocks	—	220,941	—		220,941
Preferred stocks	3,834,682	—	—		3,834,682
Total long-term investments	$10,431,373	$474,832,919	$6,622,466		$491,886,758
Short-term investments†	—	7,000,000	—		7,000,000
Total investments	$10,431,373	$481,832,919	$6,622,466		$498,886,758
Other financial instruments:
Forward foreign currency contracts	—	$1,290,356	—		$1,290,356
Total	$10,431,373	$483,123,275	$6,622,466		$500,177,114

Western Asset Global High Income Fund Inc. 2015 Annual Report	43

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$203,069	—	—	$203,069
Forward foreign currency contracts	—	$161,804	—	161,804
Total	$203,069	$161,804	—	$364,873

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Industrials	Materials		Utilities	Total
Balance as of May 31, 2014	$1,012,552	—	$318,000		—	$1,330,552
Accrued premiums/discounts	14,294	—	10,339		—	24,633
Realized gain (loss)[1]	11	—	2,150		—	2,161
Change in unrealized appreciation (depreciation)[2]	(24,966)	—	(12,489)		—	(37,455)
Purchases	130,582	—	0	*	—	130,582
Sales	(240,567)	—	(318,000)		—	(558,567)
Transfers into Level[3]	—	$1,091,622	—		$1,454,074	2,545,696
Transfers out of Level 3	—	—	—		—	—
Balance as of May 31, 2015	$891,906	$1,091,622	$0	*	$1,454,074	$3,437,602
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[2]	$(24,655)	—	—		—	$(24,655)

		Senior Loans
Investments in Securities	Asset-Backed Securities	Consumer Discretionary	Consumer Staples	Energy	Total
Balance as of May 31, 2014	—	—	—	—	—
Accrued premiums/discounts	—	—	—	$615	$615
Realized gain (loss)[1]	—	—	—	34	34
Change in unrealized appreciation (depreciation)[2]	—	—	—	14,049	14,049
Purchases	—	—	—	546,000	546,000
Sales	—	—	—	(1,400)	(1,400)
Transfers into Level 3[3]	$348,000	$724,200	$313,875	—	1,386,075
Transfers out of Level 3	—	—	—	—	—
Balance as of May 31, 2015	$348,000	$724,200	$313,875	$559,298	$1,945,373
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[2]	—	—	—	$14,049	$14,049

44	Western Asset Global High Income Fund Inc. 2015 Annual Report

	Common Stocks
Investments in Securities	Consumer Discretionary		Health Care	Industrials	Total
Balance as of May 31, 2014	$92,418		$408,000	$1,892,246	$2,392,664
Accrued premiums/discounts	—		—	—	—
Realized gain (loss)[1]	—		—	—	—
Change in unrealized appreciation (depreciation)[2]	(92,418)		297,500	(1,358,255)	(1,153,173)
Purchases	—		—	—	—
Sales	—		—	—	—
Transfers into Level 3	—		—	—	—
Transfers out of Level 3	—		—	—	—
Balance as of May 31, 2015	$0	*	$705,500	$533,991	$1,239,491
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2015[2]	$(92,418)		$297,500	$(1,358,255)	$(1,153,173)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount Represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Global High Income Fund Inc. 2015 Annual Report	45

Notes to financial statements (cont’d)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

46	Western Asset Global High Income Fund Inc. 2015 Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of

Western Asset Global High Income Fund Inc. 2015 Annual Report	47

Notes to financial statements (cont’d)

Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2015, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter

48	Western Asset Global High Income Fund Inc. 2015 Annual Report

into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At May 31, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

Western Asset Global High Income Fund Inc. 2015 Annual Report	49

Notes to financial statements (cont’d)

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

50	Western Asset Global High Income Fund Inc. 2015 Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $161,804. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

Western Asset Global High Income Fund Inc. 2015 Annual Report	51

Notes to financial statements (cont’d)

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $185,965 of Federal excise taxes attributable to calendar year 2014 in March 2015.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$185,965	—	$(185,965)
(b)	9,155,609	$(9,155,609)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. LMPFA implemented a voluntary investment management fee waiver of 0.05% beginning on March 1, 2010 and then continuing through December 31, 2015, which reduced the annual rate of that fee to 0.80%.

52	Western Asset Global High Income Fund Inc. 2015 Annual Report

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

During the periods in which the Fund utilizes financial leverage, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended May 31, 2015, fees waived and/or expenses reimbursed amounted to $262,527.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$203,324,839
Sales	204,536,471

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$25,624,978
Gross unrealized depreciation	(22,265,198)
Net unrealized appreciation	$3,359,780

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2015 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$24,593,025	0.62%	$34,166,687

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.30% to 0.90% during the year ended May 31, 2015. Interest expense incurred on reverse repurchase agreements totaled $152,745.

Western Asset Global High Income Fund Inc. 2015 Annual Report	53

Notes to financial statements (cont’d)

At May 31, 2015, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.40%	12/18/2014	TBD	*	$2,346,840

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On May 31, 2015, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $2,994,476.

At May 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	341	9/15	$40,623,689	$40,826,758	$(203,069)

At May 31, 2015 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	55,634,000	USD	3,640,373	Barclays Bank PLC	6/15/15	$(31,045)
USD	3,573,727	MXN	55,634,000	Barclays Bank PLC	6/15/15	(35,601)
USD	3,447,160	BRL	10,973,000	Citibank N.A.	6/15/15	18,223
EUR	2,400,000	USD	2,698,788	Barclays Bank PLC	8/13/15	(60,220)
EUR	700,000	USD	787,037	Citibank N.A.	8/13/15	(17,454)
USD	5,097,948	EUR	4,518,976	Citibank N.A.	8/13/15	129,770
USD	485,235	PLN	1,746,895	Citibank N.A.	8/13/15	19,477
USD	4,544,716	EUR	4,000,753	Credit Suisse	8/13/15	146,274
USD	1,920,268	GBP	1,258,661	Credit Suisse	8/13/15	(2,466)
MXN	52,397,085	USD	3,391,641	Morgan Stanley & Co.	8/13/15	(6,579)
USD	25,983,683	EUR	22,813,617	UBS AG	8/13/15	902,316
USD	1,917,679	GBP	1,260,876	UBS AG	8/13/15	(8,439)
INR	239,557,744	SGD	4,892,228	Bank of America N.A.	8/14/15	74,034
INR	42,000,000	USD	645,781	Deutsche Bank AG	8/31/15	262
Total						$1,128,552

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
MXN	— Mexican Peso
PLN	— Polish Zloty
SGD	— Singapore Dollar
USD	— United States Dollar

54	Western Asset Global High Income Fund Inc. 2015 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,290,356

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$203,069	—	$203,069
Forward foreign currency contracts	—	$161,804	161,804
Total	$203,069	$161,804	$364,873

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(2,372,919)	—	—	$(2,372,919)
Swap contracts	—	—	$44,628	44,628
Forward foreign currency contracts[1]	—	$11,949,139	—	11,949,139
Total	$(2,372,919)	$11,949,139	$44,628	$9,620,848

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(38,121)	—	—	$(38,121)
Swap contracts	—	—	$148,843	148,843
Forward foreign currency contracts[1]	—	$(336,656)	—	(336,656)
Total	$(38,121)	$(336,656)	$148,843	$(225,934)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Western Asset Global High Income Fund Inc. 2015 Annual Report	55

Notes to financial statements (cont’d)

During the year ended May 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$75,085,185
Forward foreign currency contracts (to buy)	11,929,548
Forward foreign currency contracts (to sell)	65,897,532

Average Notional Balance
Credit default swap contracts (to buy protection)†	$3,593,700

†	At May 31, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$1,290,356	—	$1,290,356

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$69,266	$(69,266)	—
Forward foreign currency contracts	161,804	—	$161,804
Total	$231,070	$(69,266)	$161,804

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Co. that allows the Fund to borrow up to an aggregate amount of $125,000,000 ($100,000,000 prior to March 2, 2015) and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% on the unutilized portion of the loan commitment amount, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loans is equal to or greater than 75% of $125,000,000. Prior to March 2, 2015, the Fund paid a commitment fee up to an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. To the extent of the

56	Western Asset Global High Income Fund Inc. 2015 Annual Report

borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Co. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended May 31, 2015 was $986,706. For the year ended May 31, 2015, the Fund incurred commitment fees of $4,882. At May 31, 2015, the Fund had $125,000,000 of borrowings outstanding per this credit agreement. For the year ended May 31, 2015, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $102,205,479 and the weighted average interest rate was 0.97%.

6. Distributions subsequent to May 31, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/19/15	6/26/15	$0.09625
7/24/15	7/31/15	$0.09625
8/21/15	8/28/15	$0.09625

7. Capital shares

On October 22, 2003, the Fund‘s Board of Directors (the “Board”) authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$35,866,503	$35,866,503

Western Asset Global High Income Fund Inc. 2015 Annual Report	57

Notes to financial statements (cont’d)

As of May 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,359,762
Deferred capital losses*	(15,862,134)
Capital loss carryforward**	(56,068,380)
Other book/tax temporary differences(a)	(998,427)
Unrealized appreciation (depreciation)(b)	4,249,332
Total accumulated earnings (losses) — net	$(58,319,847)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

**	As of May 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2018	$(56,068,380)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

58	Western Asset Global High Income Fund Inc. 2015 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global High Income Fund Inc., including the schedule of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2015, the results of its operations and cash flows for the year then ended, its changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 22, 2015

Western Asset Global High Income Fund Inc. 2015 Annual Report	59

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University since 2002; Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

60	Western Asset Global High Income Fund Inc.

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University, formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Global High Income Fund Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Senior Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

62	Western Asset Global High Income Fund Inc.

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 31 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013), formerly, Director of Legg Mason & Co. (2012 to 2013), formerly, Vice President of Legg Mason & Co. (2009 to 2012), formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Trustee (including the Fund)	31
Other board memberships held by Trustee during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global High Income Fund Inc.	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

64	Western Asset Global High Income Fund Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[2]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2017, year 2015 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.

[3]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Global High Income Fund Inc.	65

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

66	Western Asset Global High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global High Income Fund Inc.	67

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such

68	Western Asset Global High Income Fund Inc.

withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Global High Income Fund Inc.	69

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2015:

Record date:	Monthly	8/22/2014	Monthly	Monthly
Payable date:	June 2014 through July 2014	8/29/2014	September 2014 through December 2014	January 2015 through May 2015
Ordinary income:
Qualified dividend income for individuals	2.49%	2.03%	1.89%	1.84%
Dividends qualifying for the dividends
received deduction for corporations	2.15%	1.68%	1.54%	2.04%

Please retain this information for your records.

70	Western Asset Global High Income Fund Inc.

Western Asset

Global High Income Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EHI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010005 7/15 SR15-2535

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert and that she is independent for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2014 and May 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,050 in 2014 and $70,750 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2014 and $0 in 2015.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,800 in 2014 and $3,840 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Global High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2015.

(h) Yes. Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b) Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2015.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	103	$191.0 billion	None	None
	Other Pooled Vehicles	274	$91.6 billion	9	$1.8 billion
	Other Accounts	643	$171.8 billion	55	$17.2 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	40	$41.1 billion	None	None
	Other Pooled Vehicles	76	$35.5 billion	4	$1.3 billion
	Other Accounts	186	$51.2 billion	20	$7.6 billion
Chia-Liang Lian‡*	Other Registered Investment Companies	24	$31.9 billion	None	None
	Other Pooled Vehicles	42	$14.9 billion	1	$120 million
	Other Accounts	155	$34.6 billion	27	$9.0 billion
Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.5 billion	None	None

	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Ryan Brist ‡	Other Registered Investment Companies	8	$1.7 billion	None	None
	Other Pooled Vehicles	20	$12.7 billion	None	None
	Other Accounts	47	$19.1 billion	3	$580 million

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2015.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	A
Ryan K. Brist	A
Christopher F. Kilpatrick	E
Chia- Liang Lian	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 24, 2015